UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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JETPAY CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1175 Lancaster Avenue, Suite 200 Berwyn, PA 19312 484-324-7982

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: Tuesday, August 2, 2016

Time: 10 AM, Eastern Time

Location:

Offices of Dechert LLP

2929 Arch Street, 21st Floor

Philadelphia, PA 19104

To JetPay Corporation Stockholders:

We invite you to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of JetPay Corporation (“JetPay” or the "Company"). At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:

1.	Election of one director to the Board of Directors (the “Board”) for a three-year term. The Board has nominated Frederick S. Hammer for re-election to the Board.

2.	Ratification of the appointment of Marcum LLP as JetPay’s registered public accounting firm for fiscal year 2016.

3.	Approval and adoption of an amendment and restatement of the JetPay Corporation 2013 Stock Incentive Plan to make available an additional 1,000,000 shares of JetPay common stock for the grant of awards under the 2013 Stock Incentive Plan.

4.	Advisory vote on the compensation of our named executive officers.

You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return promptly the enclosed proxy card in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares at the Annual Meeting.

Only stockholders of record at the close of business on July 1, 2016 can vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. As of the record date, there were 17,682,903 shares of JetPay common stock outstanding.

By Order of the Board of Directors,

/s/ Peter B. Davidson
Berwyn, Pennsylvania	Peter B. Davidson
July 1, 2016	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 2, 2016.

JetPay’s Proxy Statement for the 2016 Annual Meeting of Stockholders and the Annual Report

on Form 10-K for the fiscal year ended December 31, 2015 are available via the Internet at http://www.cstproxy.com/jetpaycorp/2016

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1175 Lancaster Avenue, Suite 200 Berwyn, PA 19312 484-324-7982

PROXY STATEMENT

INTRODUCTION

The Board of Directors (the “Board”) of JetPay Corporation (“JetPay”, the “Company” or “we”) is soliciting proxies to be used at the 2016 Annual Meeting of Stockholders of JetPay to be held on Tuesday, August 2, 2016, at 10 AM, Eastern Time, at the offices of Dechert LLP, 2929 Arch Street, 21st Floor, Philadelphia, PA 19104. JetPay will begin mailing this proxy statement and the enclosed proxy card on or about July 6, 2016 to its stockholders entitled to vote at the Annual Meeting.

The Board is soliciting your proxy to vote on the proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card, by revoking your original proxy card.

About these Proxy Materials

The Proxy Card. The proxy card permits you to vote by proxy, whether or not you attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting (the “proxies”). The proxies will vote your shares of JetPay common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy, and for which the Company did not receive notice of at least 60 days before this proxy solicitation, the proxies will vote your shares as they deem appropriate.

This Proxy Statement. This proxy statement contains important information for you to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into six sections following this Introduction:

JetPay will bear the cost of soliciting proxies for an affirmative vote on the proposals. JetPay will not reimburse any other person or entity for the cost of preparing its own proxy materials or soliciting proxies for any matter. JetPay’s directors, officers and employees may solicit proxies, but will receive no special compensation for any solicitation activities. Proxies may be solicited by mail, in person, by telephone, facsimile or by other means. JetPay will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of JetPay common stock.

About the Annual Meeting

When And Where. JetPay will hold the Annual Meeting on Tuesday, August 2, 2016, at 10 AM, Eastern Time, at the offices of Dechert LLP, 2929 Arch Street, 21st Floor, Philadelphia, PA 19104.

Record Date. The Board has fixed the close of business on July 1, 2016 as the record date for the Annual Meeting (the “record date”). All stockholders of record at the close of business on the record date are entitled to notice of and are entitled to vote in person or by proxy at the Annual Meeting.

Quorum Requirement. JetPay’s Amended and Restated Bylaws require that a majority of the outstanding shares of JetPay’s capital stock issued and outstanding and entitled to vote be represented at the Annual Meeting, whether in person or by proxy, to constitute a quorum to transact business at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether there is a quorum present at the Annual Meeting.

The Proposals. Stockholders will vote on the following proposals at the Annual Meeting:

•	election of one director;
•	ratification of the appointment of Marcum LLP as JetPay’s independent registered public accounting firm for fiscal year 2016;
•	approval and adoption of an amendment and restatement of the JetPay Corporation 2013 Stock Incentive Plan to make available an additional 1,000,000 shares of JetPay common stock for the grant of awards under the 2013 Stock Incentive Plan; and
•	advisory vote on the compensation of our named executive officers.

Other Matters. No stockholder proposals have been submitted for inclusion in this proxy statement or for consideration at the Annual Meeting. Neither JetPay nor its Board intend to bring any other matter before the Annual Meeting. If other matters requiring the vote of the stockholders properly come before the Annual Meeting, which were omitted from this proxy statement pursuant to Rule 14a-8 or 14a-9 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proxies named in the enclosed proxy card will have discretionary authority to vote the proxies held by them with respect to such matters in accordance with their best judgment on such matters.

Presence of Independent Registered Public Accountants. Representatives of Marcum LLP, JetPay’s independent registered public accounting firm, will be present at the Annual Meeting. The representatives will have the opportunity to make a statement at the Annual Meeting, if they choose, and are expected to be available to respond to appropriate stockholder questions.

The Stockholders. As of the close of business on the record date, there were 17,682,903 shares of JetPay common stock issued and outstanding. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose relating to the Annual Meeting, for ten days prior to the meeting during ordinary business hours at JetPay’s headquarters located at 1175 Lancaster Avenue, Suite 200, Berwyn, Pennsylvania 19312 or at the offices of Dechert LLP located at 2929 Arch Street, 21st floor, Philadelphia, Pennsylvania 19104.

Voting at the Annual Meeting

You are entitled to one vote for each share of JetPay common stock that you owned of record at the close of business on the record date. In addition, the holders of JetPay’s Series A Preferred Stock and Series A-1 Preferred Stock are entitled to vote with the holders of JetPay’s common stock. Each holder of shares of the Series A Preferred Stock or Series A-1 Preferred Stock shall be entitled to the number of votes equal to the largest full number of shares of JetPay common stock into which all preferred shares held by such holder could then be converted, subject to NASDAQ’s voting. The presence, in person or by proxy, of the holders of a majority of the shares of capital stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote “against” any matter to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are considered “shares present” at the meeting for purposes of determining whether a quorum exists. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote “against” that matter.

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Vote Required to Approve Proposals

With respect to Proposal 1, the nominee for director receiving the highest number of affirmative votes at the Annual Meeting shall be elected as a director. Stockholders do not have the right to cumulate their votes in the election of directors. Proposals 2, 3 and 4 require the approval of a majority of all shares of JetPay common stock entitled to vote for such proposal that are represented at the Annual Meeting in person or by proxy. For purposes of determining approval of these proposals, an abstention will have the same legal effect of a vote “against” the proposal and broker non-votes will not affect the results of this vote.

How to Vote Your Shares

You may vote in one of three ways:

•	return your completed, signed and dated proxy card before the Annual Meeting;
•	via the Internet at http://www.cstproxy.com; or
•	cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your broker if you hold your shares in street name).

Voting By Proxy By returning a completed proxy card or voting via the Internet before the Annual Meeting, you will direct the appointed persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Peter B. Davidson will serve as proxies for the Annual Meeting. If you complete the entire proxy card except for the voting instructions, the proxies will vote your shares (i) for the election of the nominated director, (ii) for the ratification of the appointment of Marcum LLP as JetPay’s independent registered public accounting firm for fiscal year 2016, (iii) for the approval and adoption of an amendment and restatement of the JetPay Corporation 2013 Stock Incentive Plan to make an additional 1,000,000 shares of JetPay common stock available for the grant of awards under the plan, and (iv) for the advisory vote on the compensation of our named executive officers. If the nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for a substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.

How To Revoke Your Proxy You may revoke your proxy at any time before it is exercised at the Annual Meeting by any of the following means:

•	notifying JetPay’s Secretary in writing (notice to be sent to JetPay’s executive offices, the address for which is located on the first page of this proxy statement);
•	submitting another proxy card with a later date; or
•	attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).

Only the record owner of your shares can vote your shares or revoke a proxy the record owner has given. If your shares are held in street name, you will not be able to revoke the proxy given by the street name holder.

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THE PROPOSALS

Proposal 1. Election of Director
Election of one director to the Board for a three-year term and until his successor is duly elected and qualified, subject to his earlier death, resignation or removal. Nominee Frederick S. Hammer

The director nominee currently serves on the Board and was nominated for re-election by the Board’s nominating committee (the “Nominating Committee”), which nomination was approved by the Board. The nominee has agreed to be nominated to stand for election at the 2016 Annual Meeting.

Pursuant to our Amended and Restated Certificate of Incorporation, the number of directors shall be set from time to time by the Board. The current number of directors is set at seven. Our Board, other than the directors appointed by the holders of our shares of Series A Convertible Preferred Stock (the “Series A Directors”), is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting only of Mr. Hammer, will expire at the Annual Meeting. The term of office of the second class of directors, consisting of Mr. Robert B. Palmer and Ms. Diane (Vogt) Faro, will expire at the 2017 annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Jonathan M. Lubert and Bipin C. Shah, will expire at the 2018 annual meeting of stockholders. Pursuant to our Certificate of Designation for our Series A Convertible Preferred Stock, the term of office for Messrs. Donald J. Edwards and Steven M. Michienzi is indefinite.

Biographical information for each nominee and the current directors not currently standing for re-election appears below.

Frederick S. Hammer has been on the Board since February 2, 2011 and is 80 years of age. Mr. Hammer has been Co-Chairman of Inter-Atlantic Group since 1994. Prior thereto Mr. Hammer served as Chairman, President and Chief Executive Officer of Mutual of America Capital Management Corporation. Mr. Hammer has served as a director of Homeowners of America Holding Corporation since 2005. In addition, he currently serves as a director of CBRE Clarion Realty Funds, in which capacity he has served since 2004, and is a former director of several public and private companies, including VISA USA and VISA International. He received his A.B. from Colgate University, magna cum laude, and his M.S. and Ph.D. degrees from Carnegie Mellon University. We believe that Mr. Hammer’s experience as an executive in the financial services industry provides him with the necessary skills to serve as a member of the Board and enable him to provide valuable insight to the Board regarding operational and management issues.

Donald J. Edwards has been on the Board since October 11, 2013 and is 50 years of age. Mr. Edwards is the Managing Principal of Flexpoint Ford, LLC, a private equity investment firm focused on healthcare and financial services, which currently has $2.3 billion under management. Mr. Edwards has been with Flexpoint Ford, LLC since 2004. Previously, from 2002 to 2004, Mr. Edwards was President and CEO of Liberte Investors (now First Acceptance Corporation), which he guided through the acquisition of a leading provider of non-standard consumer automobile insurance. Mr. Edwards was a Principal of GTCR LLC, a private equity firm, from 1994 to 2002, where he was the head of the firm’s healthcare investment effort. From 1988 to 1992, Mr. Edwards was an associate at Lazard Freres and Co., specializing in mergers and acquisitions. Mr. Edwards holds a B.S. degree in finance with highest honors from the University of Illinois and an M.B.A. from Harvard Business School where he was a Baker Scholar. We believe that Mr. Edwards’ experience as an executive in a private equity firm focused on the financial services industry and his knowledge of the capital markets generally provide him with the necessary skills to serve as a member of the Board and enable him to provide valuable insight to the Board regarding strategic issues, general investor trends, as well as capital raising matters.

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Diane (Vogt) Faro has been on the Board since April 1, 2014, has served as Chief Executive Officer of JetPay since May 5, 2016 and is 64 years of age. Since December 2011, Ms. Faro has been President of National Benefit Programs, LLC, a provider of brand loyalty and discount programs to small to mid-size businesses. Prior to joining National Benefit Programs, from 2009 to December 2011, Ms. Faro was a consultant for the electronic payments industry focused on assisting companies in growing revenues. From 2005 to 2009, Ms. Faro was President of Global Merchant Services at First Data Corporation, a payment processing company where she was responsible for over $1 billion in annualized revenues. Ms. Faro also served as President of First Data’s Alliance Group. Prior to these roles at First Data, Ms. Faro was Chief Executive Officer of Chase Merchant Services LLC, which processed over $170 billion in payment volume annually during her tenure. Ms. Faro currently serves on the Board of Directors of the Electronic Transactions Association, Merchant Link and Front Stream Payments, all of which are private companies in the payment processing industry. Ms. Faro is one of the founding members of the Women’s Networking in Electronic Transactions (W.net), which offers women in the payments industry a place to network and find mentors. Ms. Faro’s extensive experience in the payments industry provides her with the necessary skills to provide the Board and management with valuable insight into marketing and operational issues and to lead our management team with respect to operational, strategic and management issues as well as general industry trends.

Jonathan M. Lubert has been on the Board since February 2, 2011 and is 36 years of age. Mr. Lubert has been the Chief Executive Officer of IL Hedge Investments, a mid-sized alternative investment company, since its founding in 2003, where his primary responsibility is to manage the portfolio of underlying funds and other assets owned by IL Hedge Investments. Mr. Lubert is the founder of Next Generation Lending, a small real estate investment and lending company, JL Squared Group, LLC, an SEC registered investment advisor and IL Hedge Investments LLC, a hedge fund. Mr. Lubert was a director of Global Affiliates, Inc. from 2004 until 2010. Mr. Lubert’s previous experience includes a leveraged finance investment banking analyst position at Bear Stearns and holding a minority ownership in Spencer Capital Management, a value based, event driven fund that focused on long-term risk adjusted returns. Mr. Lubert is currently an advisory board member of the American Infrastructure MLP Fund and serves on the Board of Directors of the Valley Forge Casino and Resort and the Board of Trustees of the Children’s Hospital of Philadelphia. In addition, Mr. Lubert serves on the Dragon Fund Advisory Council, an advisory board for the Drexel student run investment fund. Mr. Lubert is currently involved with the Young Friends of Children’s Hospital, the Make-A-Wish Foundation and The Lubert Family Foundation. Mr. Lubert’s educational background includes a B.S. in Business Administration with highest distinction from the University of North Carolina at Chapel Hill. We believe that Mr. Lubert’s experience as the Chief Executive Officer of IL Hedge Investments provides him with the necessary skills to serve as a member of the Board and enable him to provide valuable insight to the Board regarding general investor trends.

Steven M. Michienzi has been on the Board since October 11, 2013 and is 32 years of age. Mr. Michienzi is a Vice President of Flexpoint Ford, LLC, where his primary responsibilities include the evaluation and management of investments across the financial services industry. Mr. Michienzi has been with Flexpoint Ford, LLC since 2009. From June 2006 to June 2009, Mr. Michienzi worked in the investment banking division of Wachovia Securities specializing in mergers and acquisitions and capital raising advisory assignments. Mr. Michienzi serves as a director of GeoVera Investment Group, Ltd., a homeowners’ insurance company, and Corporate Finance Group, Inc., a provider of finance and accounting advisory services. He previously served as a director of Financial Pacific Holdings, LLC, an equipment leasing company. Mr. Michienzi graduated magna cum laude with a B.S. in economics from Duke University, where he was elected into Phi Beta Kappa honor society. We believe that Mr. Michienzi’s experience as an investment professional at a private equity firm focused on the financial services industry and his knowledge of evaluating and managing investments generally provide him with the necessary skills to serve as a member of the Board and enable him to provide valuable insight to the Board regarding strategic issues, general investor trends, and future acquisition investments.

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Robert B. Palmer has been on the Board since February 2, 2011 and is 76 years of age. Until retiring from CoreStates Financial Corp. in 1996, Mr. Palmer worked for CoreStates for 32 years, with titles including Executive Vice President for Retail Banking, Operations and Data Processing, and President and Chief Executive Officer of the Philadelphia National Bank. He also served as Vice Chairman of CoreStates and Chairman of its First Pennsylvania Bank from 1992 to 1995. Mr. Palmer also served as Vice Chairman of the Asian Bank in Philadelphia from June 1999 to February 2003. Mr. Palmer has been a board member of VISA, USA and Schramm, Inc., a manufacturer based in West Chester, Pennsylvania. He has been Chairman of The World Affairs Council and International Visitors Council and Vice Chair of the Police Athletic League, all of Philadelphia, and has served on numerous civic boards. Mr. Palmer holds a B.A. from Yale University. We believe that Mr. Palmer’s experience as an executive in the financial services industry provides him with the necessary skills to serve as a member of the Board and will enable him to provide valuable insight to the Board regarding operational and management issues.

Bipin C. Shah has been the Chairman of the Board since inception and served as Chief Executive Officer of the Company from inception until May 5, 2016 and is 77 years of age. Since the sale of Genpass, Inc. to U.S. Bancorp in 2005, Mr. Shah has been a private investor, focusing on opportunities in the payments business. From 2000 to 2005, Mr. Shah was the Chief Executive Officer of Genpass, Inc. where he led the development of the MoneyPass, a surcharge-free ATM network, as well as a payroll debit card used by several large payroll companies. From 1992 until its sale to Paymentech in 1996, he was the Chief Executive Officer of Gensar, Inc., a company that specialized in the processing of restaurant debit and credit card transactions. During his tenure at Gensar, Inc., he led development of the “Tip Management System” along with other technology enhancements. From 1980 to 1991, Mr. Shah was employed by CoreStates Financial Corp and its predecessor, Philadelphia National Bank, ultimately serving as Vice Chairman and Chief Operating Officer. While at CoreStates, Mr. Shah oversaw the acquisitions of seven ATM and point of sale businesses and was active in the development of several products for the financial services industry’s payments infrastructure, including the Money Access Center network, the introduction of debit to the point-of-sale, cash-back, and pay-at-the-pump. From 1985 to 1992, Mr. Shah served as a director of VISA USA and VISA INTERNATIONAL. He has served on the Board of Trustees for Baldwin-Wallace College and the Franklin Institute. Earlier in his career, he was a Senior Vice President at the Federal Reserve Bank of Philadelphia and a Senior Vice President at American Express, as well as the President of Vertex Division of MAI. Mr. Shah holds a B.A. in Philosophy from Baldwin-Wallace College and a Masters in Philosophy from the University of Pennsylvania. We believe that Mr. Shah’s career as an executive in the payment processing industry and as an investor generally provides him with the necessary skills to serve as a member and Chairman of the Board.

The Board recommends that you vote FOR the election of Frederick S. Hammer to JetPay’s Board.

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Proposal 2. Ratification of Independent Registered Public Accounting Firm
Ratification of the Audit Committee’s appointment of Marcum LLP as JetPay’s independent registered public accounting firm for fiscal year 2016.

The audit committee of the Board (the “Audit Committee”) selects the independent registered public accounting firm to audit JetPay’s books of account and other corporate records. The Audit Committee’s selection of Marcum LLP to audit JetPay’s books of account and other corporate records for 2016 is being submitted to you for ratification. Stockholders are not required to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm. However, the ratification of Marcum LLP is being submitted as a matter of good corporate practice. If stockholders do not ratify the appointment of Marcum LLP, the adverse vote will be considered a directive to the Audit Committee to select other auditors for the next fiscal year.

The Board recommends that you vote FOR the ratification of the appointment of Marcum LLP as JetPay’s independent registered public accounting firm for fiscal year 2016.

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Proposal 3. Approval and adoption of an amendment and restatement of the JetPay Corporation 2013 Stock Incentive Plan

Approval and adoption of an amendment and restatement of the JetPay Corporation 2013 Stock Incentive Plan to make an additional 1,000,000 shares of JetPay common stock available for the grant of awards under the 2013 Stock Incentive Plan.

Our Board is submitting for stockholder approval an amendment and restatement of the JetPay Corporation 2013 Stock Incentive Plan, as amended (the “2013 Plan”), to authorize the issuance of an additional 1,000,000 shares of common stock under the 2013 Plan (the “Amended and Restated Plan”). The 2013 Plan was approved by the Company’s stockholders and became effective on July 31, 2013, and was amended by the Board on December 12, 2013.

On June 28, 2016, the Board approved, subject to stockholder approval, the Amended and Restated Plan. At the Annual Meeting, the stockholders will consider the approval of the Amended and Restated Plan. The increase in the number of shares of Common Stock (as defined in the Amended and Restated Plan) available for the grant of awards under the Amended and Restated Plan is being requested to assure that the Company has a sufficient number of shares available to compensate, reward and provide incentives to current employees, and also to recruit new employees. As of the date of this Proxy Statement the Company only has 59,585 shares of Common Stock available for future grants, excluding any shares which have become available for the grant of awards under the 2013 Plan as a result of cancellations or forfeitures. Our Board believes that the approval of the Amended and Restated Plan is in the best interests of our Company and stockholders, because the availability of an adequate number of shares available for the grant of awards under the Amended and Restated Plan is an important factor in attracting, motivating and retaining qualified individuals essential to our success.

The only amendment to the 2013 Plan made by the Amended and Restated Plan is to increase the available shares. All other terms and conditions of the 2013 Plan remain as previously approved by the stockholders, as amended by the Board. The principal features of the Amended and Restated Plan are summarized below. The summary is qualified by reference to the complete text of the Amended and Restated Plan, which is attached as Appendix A.

Introduction

The Board believes that a stock incentive plan enhances the ability of the Company to attract and retain employees, officers, directors and certain other individuals providing services to the Company (collectively referred to as “employees” or “participants”), and to motivate them to exercise their best efforts on behalf of the Company or any subsidiary or parent of the Company (a “Related Corporation”).

A copy of the Amended and Restated Plan is attached as Appendix A to this Proxy Statement. The following description of the Amended and Restated Plan is intended only as a summary of its principal features and is qualified in its entirety by references to the full text of the Amended and Restated Plan.

Background on Stock Compensation. The use of stock incentives is viewed by the Board as a vital component of the Company's future overall compensation philosophy, which is premised on the principle that any long-term pay-for-performance compensation should be closely aligned with stockholders' interests. The Amended and Restated Plan gives the Company the ability to grant stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), and performance awards (collectively “stock incentives”). These stock incentives align employees' interests directly with those of other stockholders, because (with the exception of grants of restricted stock and restricted stock units) an increase in stock price after the date of the award is necessary for eligible employees to realize any value, thus rewarding employees only upon improved stock price performance. We also believe that stock incentives are very effective in enabling us to attract and retain the talent critical for a growth-focused company. The Company's general compensation philosophy is that total cash compensation should vary with the Company's performance in achieving financial and non-financial objectives, and that any long-term incentive compensation should be closely aligned with stockholder interests.

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Without stock incentives, the Company would be forced to consider cash replacement alternatives in order to provide a total compensation package that would be able to attract, retain and motivate the employee talent necessary for the Company’s continued success. These cash replacement alternatives would reduce the cash available for investment in the growth of our business. We use stock incentives as our primary means of providing equity compensation to employees. Although the Amended and Restated Plan does provide the flexibility to use additional forms of equity compensation, we use nonqualified stock options and various forms of restricted stock as the primary forms of equity compensation under the Amended and Restated Plan. We strongly believe that our equity compensation program is integral to our future growth. Therefore, we consider approval of the Amended and Restated Plan vital to the future success of the Company.

Purpose of the Amended and Restated Plan. The Amended and Restated Plan allows the Company, under the direction of the compensation committee of the Board (the “Compensation Committee”), to make grants of stock options, SARs, restricted stock, restricted stock units, and performance-based stock awards (any of which may or may not require the satisfaction of performance objectives) to employees of the Company and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company or our affiliates. The purpose of these awards is to attract and retain key employees, further align employee and stockholder interests, and to closely link compensation with Company performance. The Amended and Restated Plan provides an essential component of the total compensation package available to employees, reflecting the importance that the Company places on aligning the interests of key employees with those of our stockholders.

Number of Shares. The maximum number of shares of Common Stock available for grant of awards under the Amended and Restated Plan shall be 3,000,000 shares of Common Stock. The forgoing limit is subject to adjustment to reflect stock dividends, stock splits, share combinations, and similar changes in the capitalization of the Company. The shares issued under the Amended and Restated Plan may be authorized but unissued shares or reacquired shares, and the Company may repurchase shares required for this purpose, from time to time, if it deems such repurchase to be advisable.

Award Types. Under the Amended and Restated Plan the following type of awards may be granted:

•	Non-qualified and incentive stock options (generally, ten-year term maximum);
•	SARs;
•	Restricted Stock:
•	Restricted Stock Units; and
•	Performance awards.

Administration. The Amended and Restated Plan is administered by the Compensation Committee, which consists of not fewer than two directors of the Company’s Board who are designated by the entire Board. Under the Amended and Restated Plan, the Compensation Committee has the authority to, among other things, (i) select participants to be granted stock incentives and (ii) set the date of grant and other terms of the stock incentives.

Eligibility. Directors and employees of the Company or a Related Corporation and natural persons that have provided bona fide services to the Company or a Related Corporation are eligible to receive awards under the Amended and Restated Plan. As of the date of this proxy statement, there are approximately 230 employees and five non-employee directors of the Company and Related Corporations eligible to receive awards under the Amended and Restated Plan.

Option Awards - Vesting, and Exercise of Stock Options. The Compensation Committee determines the time at which an option will vest and become exercisable. The exercise price of a stock option granted under the Amended and Restated Plan shall not be less than fair market value (or, in certain cases, 110 percent of fair market value) of the Common Stock on the date of grant. For as long as the Common Stock is quoted on the NASDAQ Capital Market, the fair market value is the average of the closing bid and ask prices for a share on the day the award is granted. No option shall be exercisable later than ten (or, in certain cases, five) years after the date of grant. The exercise price of an option may be payable in cash, or, at the discretion of the Compensation Committee, with previously acquired non-forfeitable, unrestricted shares of Common Stock that have been held by the participant for at least six months and have an aggregate fair market value at the time of exercise equal to the total exercise price, or a combination of such shares and cash. Certain participants may also direct the Company to withhold shares of Common Stock otherwise to be delivered upon the exercise of an option to pay the exercise price and/or withholding taxes due on such options.

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Stock Appreciation Rights. The Compensation Committee will determine the time at which a stock appreciation right will vest and become exercisable, provided that, in most cases, a stock appreciation right will not vest prior to the one-year anniversary of the date of grant. Generally, the grant price of a stock appreciation right shall not be less than 100 percent of the fair market value of the Common Stock on the date of grant and no stock appreciation right will be exercisable after the ten-year anniversary of the date of the grant.

Restricted Stock. The Compensation Committee will determine the terms, conditions, and restrictions on restricted stock, including, without limitation, terms relating to vesting, purchase price, if any, and matching shares. Subject to the terms and conditions of the award agreement, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock, to vote the restricted stock and enjoy all other shareholder rights with respect to such shares only after the restricted period has lapsed.

Performance-Based Stock Awards. Each award agreement for a performance award will set forth, among other things (i) the amount a participant may earn in the form of cash or shares of Common Stock, (ii) the performance criteria and level of achievement versus such criteria that will determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, and (v) restrictions on the transferability of the award. The performance measure(s) to be used for purposes of performance awards may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed.

Award Agreement; Restriction on Transferability. All awards will be evidenced by a written agreement which will contain provisions that are consistent with the Amended and Restated Plan and such other provisions as the Compensation Committee deems appropriate. No award granted under the Amended and Restated Plan may be assigned or transferred, except by will or the laws of descent and distribution.

Amendments to Awards and the Amended and Restated Plan; Discontinuance of the Amended and Restated Plan. Subject to the provisions of the Amended and Restated Plan, the Compensation Committee may not amend an award once granted without the participant's consent. The Board may terminate, amend, or suspend the Amended and Restated Plan, provided that no action may be taken by the Board without shareholder approval to: (i) increase the number of shares that may be issued under the Amended and Restated Plan; or (ii) change the designation or class of persons eligible to receive awards; (iii) reprice or repurchase any option or SAR; or (iv) make any other change requiring approval to comply with applicable law.

Adjustments. In the event of a stock dividend, recapitalization, stock split, subdivision or consolidation of the Company's Common Stock, or any similar event affecting the Company's Common Stock, the Compensation Committee shall adjust the number and kind of shares available for grant under the Amended and Restated Plan and the exercise price or settlement price of awards that have been granted.

Withholding Taxes. All applicable withholding taxes will be deducted from any payment made under the Amended and Restated Plan. Payment of withholding taxes may be made by withholding shares of Common Stock from any payment of Common Stock due or by the delivery of previously acquired shares of Common Stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes. No payment will be made and no shares of Common Stock will be issued pursuant to any award made under the Amended and Restated Plan until the applicable tax withholding obligations have been satisfied. Certain participants may also direct the Company to withhold shares of Common Stock otherwise to be delivered upon the exercise of an option to pay the exercise price and/or withholding taxes due on such options.

Eligibility Under Section 162(m). The Compensation Committee will establish the criteria under which a performance award made pursuant to the Amended and Restated Plan shall satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as "performance-based compensation" under Section 162(m), the performance criteria will be established in writing by the Compensation Committee based on one or more, or any combination, of the following performance goals:

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•	Earnings or earnings per share (whether on a	•	One or more operating ratios
	pre-tax, after-tax, operational or	•	Stock price
	other basis)	•	Stockholder return
•	Return on equity	•	Cash flow
•	Return on assets	•	Net borrowing, debt leverage levels, credit
•	Revenues		quality or debt ratings
•	Expenses or expense levels	•	Net asset value per share
•	Capital expenditures	•	Market Share
•	Economic value added mergers, acquisitions,	•	New product development
public offerings, or similar extraordinary
business transactions

The maximum amount that may be paid in cash pursuant to performance awards granted to a participant in any one fiscal year will be structured to satisfy the Section 162(m) requirements. If an award provides for a performance period longer than one fiscal year, the limit will be multiplied by the number of full fiscal years in the performance period. The Compensation Committee may reduce, but not increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a performance award.

U.S. Tax Consequences. Stock option grants under the Amended and Restated Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be nonqualified stock options governed by Section 83 of the Code. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a nonqualified stock option, he or she will have taxable income equal to the difference between the market price of the Common Stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The tax treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a nonqualified stock option. The Company may be entitled to a deduction, and a participant may have taxable income, in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units are governed by Section 83 of the Code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid on the value of the stock received at ordinary income rates when any restrictions have lapsed, and then at capital gain rates when the shares are sold.

Awards granted under the Amended and Restated Plan may qualify as "performance-based compensation" under Section 162(m) of the Code in order to preserve federal income tax deductions by the Company with respect to annual compensation that is in excess of $1 million and paid to the Chief Executive Officer or one of the Company's four most highly compensated executive officers. To so qualify, options and other awards must be granted under the Amended and Restated Plan by a committee consisting solely of two or more "outside directors" (as defined under Section 162(m) regulations). In addition, for awards other than options to qualify, the grant or vesting of the award must be contingent upon satisfying one or more of the performance criteria, as established by the Compensation Committee consisting solely of two or more "outside directors" pursuant to the requirements of Section 162(m) of the Code and the related regulations.

The forgoing does not purport to be a complete summary of the effect of federal income taxation upon holders of awards or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside.

The Board recommends that you vote FOR the approval and adoption of an amendment and restatement of the JetPay Corporation 2013 Stock Incentive Plan to make available an additional 1,000,000 shares of JetPay common stock for the grant of awards under the 2013 Stock Incentive Plan.

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Proposal 4. Advisory vote on the compensation of our named executive officers
Advisory vote on the compensation of our named executive officers.

We are asking our stockholders to vote, on an advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the agreements and practices described in this proxy statement. This vote is advisory and is therefore not binding on us or the Board. The Board values the opinions of the Company’s stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and will evaluate what, if any, actions are necessary to address those concerns.

Our executive compensation program is designed to align pay with short- and long-term Company performance, to put a substantial portion of compensation at risk, and to reward unique or exceptional contributions to overall sustainable value creation for stockholders. Because the Board believes that the compensation of our named executive officers as described in “Executive Compensation” appropriately addresses those objectives, it recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of this proxy statement pursuant to Item 402 of Regulation S-K, including the executive compensation tables and related disclosures.

The affirmative vote of a majority of the shares voting for or against this proposal is required to approve the compensation of our named executive officers. For purposes of determining approval of this proposal, an abstention will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote.

The Board recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in the “Executive Compensation” section of this proxy statement, including the compensation tables and related disclosures.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

About Prior Audits

The reports of Marcum LLP on JetPay’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits, there have been no disagreements between JetPay and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused them to refer to any such disagreements in its report on JetPay’s consolidated financial statements for such period.

Audit Fees and Related Matters

Audit Fees

The Company was billed $244,000 by Marcum for the audit of JetPay’s annual financial statements for the fiscal year ended December 31, 2015 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed for each of the first three calendar quarters of 2015.

The Company was billed $231,000 by Marcum for the audit of JetPay’s annual financial statements for the fiscal year ended December 31, 2014 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed for each of the first three calendar quarters of 2014.

Audit-Related Fees

During the years ended December 31, 2015 and 2014, we did not incur any audit-related fees.

Tax Fees

During the years ended December 31, 2015 and 2014, there were no fees billed for income tax preparation services by our independent registered public accounting firm.

All Other Fees

During the years ended December 31, 2015 and 2014, there were no fees billed for other matters by our independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with such pre-approval. The Audit Committee approved all of the Company’s Audit Related Fees, Tax Fees and All Other Fees incurred by the Company in 2015 and 2014.

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Presence of Independent Registered Public Accounting Firm

Representatives of Marcum LLP will be at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting, if they desire. Representatives of Marcum LLP are expected to be available to respond to appropriate stockholder questions.

ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

About the Board and its Committees

JetPay’s Board is currently comprised of seven directors: Donald J. Edwards, Diane (Vogt) Faro, Frederick S. Hammer, Jonathan M. Lubert, Steven M. Michienzi, Robert B. Palmer, and Bipin C. Shah. The Chairman of the Board is Mr. Bipin C. Shah.

The Board has determined that Messrs. Edwards, Hammer, Lubert, Michienzi, and Palmer are independent under the rules and regulations of The NASDAQ Stock Market (the “Independent Directors”).

In addition to the Audit Committee, the Board has a Nominating Committee and a Compensation Committee. Each of the committees of the Board are governed by a charter and such charters, are posted on the Company’s website at www.jetpay.com.

Board Leadership Structure and Role in Risk Oversight

Ms. Faro serves as the Company’s principal executive officer. We do not currently have a lead independent director. The Board has determined that this leadership structure is appropriate as the Board believes that its other structural features, including five independent, non-employee directors on a board consisting of seven directors and key committees consisting wholly of independent directors, provide for substantial independent oversight of the Company’s management. However, the Board recognizes that depending on future circumstances, other leadership models may become more appropriate. Accordingly, the Board will continue to periodically review its leadership structure.

Risk Oversight

Management is responsible for the day-to-day management of risks faced by our company, while the Board currently has responsibility for the oversight of risk management. In its risk oversight role, the Board seeks to ensure that the risk management processes designed and implemented by management are adequate. The Board also reviews with management the Company’s strategic objectives, which may be affected by identified risks, the Company’s plans for monitoring and controlling risk, the effectiveness of such plans, appropriate risk tolerance and our disclosure of risk. The Audit Committee is responsible for periodically reviewing with management and independent auditors the adequacy and effectiveness of our policies for assessing and managing risk. The other committees of the Board also monitor certain risks related to their respective committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

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Meetings of the Board and its Committees During 2015

JetPay’s Board held five formal meetings and took action by unanimous written consent five times during 2015. Committees of the Board held six formal meetings during 2015, as set forth on the following chart. All directors attended more than 95% of the aggregate of JetPay’s Board meetings and the meetings of the committees of the Board on which they served. The Company does not have a policy with respect to attendance of members of the Board at annual meetings. Six directors attended the 2015 annual meeting of stockholders.

The following chart describes the calendar year 2015 composition and the functions of the standing committees of the Board:

BOARD COMMITTEES
Committee	Members	No. of Meetings Held in 2015	Functions

Audit	Robert B. Palmer* Jonathan M. Lubert Steven M. Michienzi	4

•     Selects independent registered public accounting firm.

•     Confers with independent registered public accounting firm and internal personnel on the scope of registered public accounting firm’s examinations.

•     Reviews internal controls and procedures.

•     Reviews related party transactions.

Nominating	January 1, 2015 to June 5, 2015: Richard S. Braddock** Donald J. Edwards Frederick S. Hammer June 6, 2015 to May 5, 2016: Donald J. Edwards* Diane (Vogt) Faro*** Frederick S. Hammer May 5, 2016 to Current: Donald J. Edwards* Frederick S. Hammer Jonathan M. Lubert	1

•     Develops and recommends to the Board criteria for the selection of new directors to the Board.

•     Seeks candidates to fill vacancies in the Board.

•     Retains and terminates search firms to be used to identify director candidates.

•     Recommends to the Board processes for evaluating the performance of the Board.

•     Recommends to the Board nominees for election as directors at the annual meeting of stockholders.

Compensation	January 1, 2015 to May 5, 2016: Frederick S. Hammer* Donald J. Edwards Diane (Vogt) Faro*** Robert B. Palmer May 5, 2016 to Current: Frederick S. Hammer* Donald J. Edwards Steven M. Michienzi Robert B. Palmer	1

•     Annually reviews CEO compensation and performance.

•     Annually establishes goals for CEO.

•     Annually reviews CFO and Vice Chairman compensation.

•     Annually recommends to the Board compensation for CEO, CFO and Vice Chairman.

•     Reviews and determines director compensation.

•     Hires compensation consultants.

•     Recommends executive compensation to the Board.

•     Administers stock incentive plans.

* Chairman of Committee

** Richard S. Braddock resigned from the Board effective June 5, 2015 for personal reasons.

*** Ms. Faro resigned from her positions on the Nominating Committee and the Compensation Committee effective upon her appointment to Chief Executive Officer of the Company on May 5, 2016.

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Director Compensation

The following table provides summary information concerning cash and certain other compensation paid or accrued by JetPay to or on behalf of JetPay’s Board for the year ended December 31, 2015.

DIRECTOR COMPENSATION

	Fees Earned ($)	Option Awards ($)(1)	Total ($)

Richard S. Braddock(1)	7,000	-	7,000
Donald J. Edwards	15,500	-	15,500
Diane (Vogt) Faro	14,500	-	14,500
Frederick S. Hammer	20,500	-	20,500
Jonathan M. Lubert	17,000	-	17,000
Steven M. Michienzi	17,000	-	17,000
Robert B. Palmer	27,000	-	27,000

(1)	Richard S. Braddock, a director since 2011, resigned from the Board effective June 5, 2015 for personal reasons.

Effective April 1, 2014, the Compensation Committee approved a plan which the Board ratified to provide cash compensation to the non-employee directors of the Company for their service. The plan includes: a $10,000 annual retainer to be paid in quarterly installments in arrears; a $1,000 fee to each non-employee director for each Board meeting attended in person or by teleconference; and a $500 fee to each non-employee director for each Board committee meeting attended in person or by teleconference. Additionally, an annual retainer fee of $5,000 will be paid to the Chairman of the Compensation Committee and a $10,000 annual retainer fee will be paid to the Chairman of the Audit Committee. The fees for Messrs. Edwards and Michienzi are payable to their employer, Flexpoint Ford, LLC.

Nominating Committee

We have established a Nominating Committee of the Board, which consists of Messrs. Edwards (Chair), Hammer and Lubert, each of whom is an independent director under the rules and regulations of The NASDAQ Stock Market and the NYSE Amex Equities Exchange. The Nominating Committee operates pursuant to a charter that complies with current federal and NASDAQ Stock Market rules relating to corporate governance matters. Our Nominating Committee charter has been posted on our website and can be found at www.jetpay.com.

The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. The Nominating Committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The Nominating Committee’s guidelines for selecting nominees generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to the Board’s deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee will consider a number of qualifications and factors relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. The Nominating Committee does not have a policy with regard to consideration of candidates for election to the Board recommended by stockholders and does not distinguish among nominees recommended by stockholders and other persons. Stockholders wishing to recommend a nominee for director are to submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to the Secretary of the Company, Peter B. Davidson, at the Company’s corporate offices at 1175 Lancaster Avenue, Suite 200, Berwyn, Pennsylvania 19312.

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Audit Committee

We have established an Audit Committee of the Board. As required by the rules of The NASDAQ Stock Market, each of the members of our Audit Committee is able to read and understand fundamental financial statements. In addition, we consider Mr. Palmer to qualify as an “audit committee financial expert” and as “financially sophisticated,” as defined under the rules of the SEC and The NASDAQ Stock Market, respectively. Our Audit Committee operates pursuant to a charter which complies with current federal and NASDAQ Stock Market rules relating to corporate governance matters (the “Audit Committee Charter”). The Audit Committee Charter has been posted on our website and can be found at www.jetpay.com. The Audit Committee’s duties, which are specified in the Audit Committee Charter, include:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the full Board whether the audited financial statements should be included in our Form 10-K;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

The Audit Committee consists of Messrs. Palmer (Chair), Lubert and Michienzi, each of whom is an independent director under the rules and regulations of The NASDAQ Stock Market.

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Audit Committee Report

Management is responsible for the Company’s internal controls and the financial reporting process. Marcum LLP, JetPay’s independent registered public accounting firm, is responsible for performing an independent audit of JetPay’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and review all related party transactions. In this context, the Audit Committee has met and held discussions with management and Marcum LLP regarding the Company’s audited consolidated financial statements. Management has represented to the Audit Committee that JetPay’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Marcum LLP. The Audit Committee discussed with Marcum LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board. Marcum LLP also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Marcum LLP that firm’s independence. Based on the Audit Committee’s discussion with management and Marcum LLP, and the Audit Committee’s review of management’s representation and Marcum LLP’s report to the Audit Committee, the Audit Committee recommended that the Board include the Company’s audited consolidated financial statements in JetPay’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The Audit Committee of the Board of Directors

Robert B. Palmer, Chairman
Jonathan M. Lubert
Steven M. Michienzi

Compensation Committee

Our Compensation Committee is composed of four members of our Board and is currently comprised of Messrs. Hammer (Chair), Edwards, Palmer, and Michienzi. All of the members of our Compensation Committee are independent under the rules of The NASDAQ Stock Market, are “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Exchange Act and are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to its charter (which is available at www.jetpay.com), the Compensation Committee is charged with performing an annual review of our executive officers’ salary, incentive opportunities and equity holdings to determine whether they provide adequate incentives and motivation to the executive officers and whether they adequately compensate the executive officers relative to officers in other comparable companies.

•	Our Compensation Committee annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives, and determines the CEO’s compensation levels based on this evaluation.
•	Our Compensation Committee annually makes recommendations to our Board with respect to the compensation of the Company’s Chief Financial Officer and Vice-Chairman. In addition, our Compensation Committee has the authority to review the compensation of all of our executive officers. The CEO advises our Compensation Committee on the annual performance and appropriate levels of compensation of our executive officers (other than the CEO).
•	Our Compensation Committee has the authority to retain and terminate any compensation consultant to assist in the evaluation of director, CEO and other executive officer compensation. No compensation study was commissioned for 2015 or 2014.
•	Our Compensation Committee has the authority to form and delegate authority to subcommittees.

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Executive Officers

The current executive officers are as follows:

Name	Age	Position
Diane (Vogt) Faro	64	Chief Executive Officer
Gregory M. Krzemien	56	Chief Financial Officer
Peter B. Davidson	62	Vice-Chairman and Corporate Secretary

Biographical information for the Company’s executive officers who are not members of the Company’s Board is set forth below.

Peter B. Davidson served as the Company’s Chief Administrative Officer and Corporate Secretary since inception and has served as the Company’s Vice-Chairman since January 2013, while retaining his duties as Corporate Secretary. Mr. Davidson was formerly Chief Executive Officer of Brooks FI Solutions, LLC, an entity that provides retail banking and payment solutions that he founded in 2006. Immediately prior to founding Brooks FI Solutions, Mr. Davidson was an Executive Vice President of Genpass, Inc. where, from 2002 until its acquisition and subsequent integration by U.S. Bancorp in 2005, he led its efforts to bring stored value products to market. While at Genpass, Inc., he was also involved in the development and implementation of MoneyPass, a surcharge-free ATM network. Earlier in his career, Mr. Davidson served as President of Speer & Associates, leading domestic and international consulting engagements in the retail banking and electronic funds transfer industry; Executive Vice President at HSBC USA; President of HSBC Mortgage, where he was responsible for managing its consumer businesses; and Senior Vice President at CoreStates Financial, where he managed the credit card and consumer lending businesses and developed remote banking strategies. Mr. Davidson holds a B.S. in Economics from the Wharton School of the University of Pennsylvania in Finance and Accounting, and an MBA from Widener University in Finance.

Gregory M. Krzemien has served as the Company’s Chief Financial Officer since February 7, 2013. From 1999 to October, 2012, Mr. Krzemien served as Chief Financial Officer, Treasurer and Corporate Secretary of Mace Security International, Inc., a publicly traded company that is a manufacturer of personal defense sprays, personal protection products and electronic surveillance equipment, and the operator of a UL rated wholesale security monitoring station. From 1992 to 1999, Mr. Krzemien served as Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc., a publicly traded solid waste company. From 1981 to 1992, Mr. Krzemien held various positions at Ernst & Young LLP, including Senior Audit Manager from October 1988 to August 1992. Mr. Krzemien has significant experience in the areas of mergers and acquisitions, Securities and Exchange Commission reporting, strategic planning and analysis, financings, corporate governance, risk management and investor relations. Mr. Krzemien holds a B.S. Honors Degree in Accounting from the Pennsylvania State University.

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EXECUTIVE COMPENSATION

Compensation of Executive Officers for 2015 and 2014

The following table sets forth the compensation earned by our Named Executive Officers for the fiscal year ended December 31, 2015 and for the preceding fiscal year.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)(1)	Total ($)
Bipin C. Shah,
Chairman of the Board and	2015	300,000	5,250	305,250
Chief Executive Officer (2)	2014	300,000	4,500	304,500

Peter B. Davidson,
Vice-Chairman and	2015	258,333	6,375	264,708
Corporate Secretary	2014	250,000	7,500	257,500

Gregory M. Krzemien,	2015	253,333	7,600	260,933
Chief Financial Officer	2014	245,000	7,350	252,350

(1) The amounts in this column represent matching contributions received by the Named Executive Officer from participation in the Company’s defined contribution pension plan.

(2) Mr. Shah resigned as Chief Executive Officer on May 5, 2016. Mr. Shah will continue to receive his current salary and benefits for his service to the Company as Chairman until May 4, 2017. Pursuant to the Executive Employment Agreement, dated May 5, 2016 (the “Executive Employment Agreement”), by and between the Company and Ms. Faro, Ms. Faro shall receive a base salary of $400,000 beginning on May 5, 2016 and ending on May 5, 2017, and will receive a base salary of $450,000 thereafter, as well as the other benefits described in the Executive Employment Agreement.

At the 2013 annual meeting, our stockholders elected to conduct non-binding advisory votes on the compensation of the Named Executive Officers every three years. After the non-binding advisory vote on executive compensation at the Annual Meeting, the next non-binding advisory vote on executive compensation will take place at the 2019 annual meeting of stockholders.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our Named Executive Officers as of December 31, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Bipin C. Shah	125,000 (1)	125,000	$3.00	12/12/23
Peter B. Davidson	62,500 (1)	62,500	$3.00	12/12/23
Gregory M. Krzemien	200,000 (2)	-	$3.10	8/30/23

(1)   Options granted on December 12, 2013 to Mr. Shah and Mr. Davidson vest equally over four years on the annual anniversary date of the grant.

(2)   Options granted on August 30, 2013 to M. Krzemien vested with respect to 50,000 shares immediately on the date of grant with the remainder vesting in 18 equal monthly installments.

Potential Payments upon Termination or Change-in-Control

Other than the Executive Employment Agreement, we do not have employment agreements with any of our Named Executive Officers. Neither the Executive Employment Agreement nor any other contract, agreement, plan or arrangement provides for payments to our Named Executive Officer in connection with any termination of employment, a change in control of the Company or a change in the Named Executive Officer’s responsibilities.

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THE PRINCIPAL STOCKHOLDERS OF JETPAY

Beneficial Ownership

The following beneficial ownership table sets forth information as of June 30, 2016 regarding ownership of shares of JetPay common stock by the following persons:

•	each person who is known to JetPay to own beneficially more than 5% of the outstanding shares of JetPay common stock;
•	each director of JetPay;
•	each of Diane (Vogt) Faro, Chief Executive Officer, Peter B. Davidson, Vice Chairman and Corporate Secretary, and Gregory M. Krzemien, Chief Financial Officer (the “Named Executive Officers”); and
•	all directors and executive officers of JetPay, as a group.

Unless otherwise indicated, to JetPay’s knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of JetPay common stock. Unless otherwise indicated, the address of the holder is c/o the Company, 1175 Lancaster Avenue, Suite 200, Berwyn, Pennsylvania 19312.

Percentage of common stock beneficially owned is based on 17,660,027 shares of JetPay common stock outstanding as of June 30, 2016.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Approximate Percentage of Outstanding Common Stock Beneficially Owned (14)
5% or Greater Stockholders:
Flexpoint Fund II, L.P. (1)	9,448,241	34.9%
WLES, L.P. (2)	3,666,667	20.8%
Gene M. Valentino (3)	2,583,885	14.6%
Wellington Management Company, LLP (4)	1,150,428	6.5%
Michael Collester (5)	1,640,000	9.3%
C. Nicholas Antich (6)	972,173	5.5%
Carol A. Antich (6)	972,173	5.5%
Bipin C. Shah Trust U/A dated July 31, 2001 (7)	733,136	4.2%

Directors and Named Executive Officers:
Donald J. Edwards (1)	9,448,241	34.9%
Bipin C. Shah (8)(9)	512,261	2.9%
Peter B. Davidson (8)(10)	229,995	1.3%
Gregory M. Krzemien (12)	200,000	1.1%
Jonathan M. Lubert (8)(11)	156,865	* %
Robert B. Palmer (8)(11)	63,180	*
Frederick S. Hammer (8)(11)	43,180	*
Steven M. Michienzi	-	*
Diane (Vogt) Faro (13)	40,226	*
All current directors and executive officers as a group (9 persons)	10,693,948	38.8%

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*	Represents less than 1%.
(1)	The business address of Flexpoint is 676 N. Michigan Avenue, Suite 3300, Chicago, IL 60611. The general partner of Flexpoint Fund II, L.P. is Flexpoint Management II, L.P., of which the general partner is Flexpoint Ultimate Management II, LLC. The sole managing member of Flexpoint Ultimate Management II, LLC is Donald J. Edwards. Represents 9,448,241 shares subject to conversion of Series A Preferred Convertible Stock at the holder’s option.
(2)	Based solely on the information contained in a Schedule 13D filed by WLES, L.P. on January 7, 2013. The business address of WLES, L.P. is 3361 Boyington Drive, Carrollton, TX 75006. The general partner of WLES, L.P. is Transaction Guy & The Triumphant Ones, LLC, a Texas limited liability company. The controlling members of the general partnership are Trent R. Voigt and Sue Lynn Voigt, husband and wife and individual residents of the State of Texas.
(3)	The business address of Mr. Valentino is 316 South Baylen, Suite 590, Pensacola, FL 32502.
(4)	Based solely on the information contained in a Schedule 13G filed by Wellington Management Company, LLP on January 10, 2013. The business address of the entity is 80 Congress Street, Boston, Massachusetts 02210. Assumes the exclusion of 386,811 shares of common stock issuable upon exercise of options held by certain investment advisory clients and 616,500 shares subject to conversion of Series A-1 Preferred Convertible Stock at the holder’s option because each of the options provides that the holder thereof does not have the right to exercise the option to the extent (but only to the extent) that such exercise would result in it or any of its affiliates beneficially owning more than 9.9% of the common stock.
(5)	The business address of Mr. Collester is 136 East Watson Avenue, Langhorne, PA 19047.
(6)	The business address of Mr. C. Nicholas Antich and Carol A. Antich is 3939 West Drive, Center Valley PA 18034. Includes 204,420 shares owned by Mr. C. Nicholas Antich, 204,420 shares owned by Mrs. Carol A. Antich, the wife of Mr. C. Nicholas Antich, 537,813 shares owned by Mr. C. Nicholas Antich and Carol A. Antich, as Tenants by the Entireties, and 25,520 shares owned by Brittany N. McCausland Trust u/a 2/17/99, of which Mr. and Mrs. Antich are the trustees and on whose behalf Mr. and Mrs. Antich have the right to act.
(7)	The business address of the trustee is 159 West Lancaster Avenue, Paoli, PA 19301.
(8)	Excludes share of common stock eligible to be purchased by Wellington Management Company, LLP at its option described under Note 4 above, as follows: 189,035 shares owned by Bipin C. Shah, 35,502 shares owned by Peter B. Davidson, 26,828 shares owned by Jonathan M. Lubert, and 7,033 shares owned by each of Messrs Frederick S. Hammer and Robert B. Palmer.
(9)	Includes 125,000 shares of common stock subject to outstanding options that are exercisable within 60 days of June 30, 2016.
(10)	Includes 62,500 shares of common stock subject to outstanding options that are exercisable within 60 days of June 30, 2016.
(11)	Includes 10,000 shares of common stock subject to outstanding options that are exercisable within 60 days of June 30, 2016.
(12)	Includes 200,000 shares of common stock subject to outstanding options that are exercisable within 60 days of June 30, 2016.
(13)	Includes 39,726 shares of common stock subject to outstanding options that are exercisable within 60 days of June 30, 2016.
(14)	Percentage calculations based on 17,660,027 shares outstanding on June 30, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all of our officers, directors and persons who beneficially own more than ten percent of our common stock filed such forms timely, with the exception of Mr. Shah, who filed one late report during the year ended December 31, 2015.

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ADDITIONAL INFORMATION

Policies and Procedures Governing Related-Person Transactions

The Audit Committee reviews with both management and the independent accounting firm all related party transactions or dealings with parties related to the Company to ensure that the terms of such transactions are no less favorable to the Company than those that would be available with respect to such transactions with unaffiliated third parties.

Certain Relationships and Related Party Transactions

The headquarters of AD Computer Corporation (“ADC”) are located in Center Valley, Pennsylvania and consist of approximately 22,500 square feet leased from C. Nicholas Antich and Carol A. Antich. Mr. Antich is the former President of ADC. The rent is currently approximately $45,163 per month, on a net basis. The office lease had an initial 10-year term which expired on May 31, 2016. We have entered into a one-year extension of this lease which expires on May 31, 2017, while we evaluate our future space needs. Rent expense under this lease was $129,140 for the three months ended March 31, 2016 and $516,500 for the fiscal year ended December 31, 2015.

JetPay, LLC retains a backup center in Sunnyvale, Texas consisting of 1,600 square feet, rented from JT Holdings, an entity controlled by Trent Voigt, Chief Executive Officer of JetPay, LLC. The terms of the lease which expired on January 31, 2016 were commercial. Occupancy continues on a month-to-month basis. Rent expense was $23,000 for the three months ended March 31, 2016 and $36,000 for the fiscal year ended December 31, 2015.

In connection with the closing of the Company’s acquisition of JetPay, LLC, the Company entered into a Note and Indemnity Side Agreement with JP Merger Sub, LLC, WLES L.P. and Trent Voigt (the “Note and Indemnity Side Agreement”) dated as of December 28, 2012. Pursuant to the Note and Indemnity Side Agreement, the Company agreed to issue a promissory note in the amount of $2,331,369 in favor of WLES L.P. Interest accrues on amounts due under the promissory note at a rate of 5% per annum, and is payable quarterly. Interest expense was $29,000 for the three months ended March 31, 2016, and $118,000 for the fiscal year ended December 31, 2015. The note can be prepaid in full or in part at any time without penalty. As partial consideration for offering the note, the Company and JP Merger Sub, LLC agreed to waive certain specified indemnity claims against WLES L.P. and Mr. Voigt to the extent the losses under such claims do not exceed $2,331,369.

On August 22, 2013, JetPay, LLC entered into a Master Service Agreement with JetPay Solutions, LTD, a United Kingdom based entity 75% owned by WLES L.P., an entity owned by Trent Voigt. The Company initiated transaction business under this agreement beginning in April 2014. During the three months ended March 31, 2016, the Company earned $5,000 of revenue from JetPay Solutions, LTD, and during the fiscal year ended December 31, 2015, the Company earned $243,000 of revenue from JetPay Solutions, LTD.

On June 7, 2013, the Company issued an unsecured promissory note to Trent Voigt, Chief Executive Officer of JetPay, LLC, in the amount of $491,693. The note matures on September 30, 2016, as extended, and bears interest at an annual rate of 4% with interest expense of $4,850 recorded for the three months ended March 31, 2016 and $20,000 for the fiscal year ended December 31, 2015.

On October 31, 2014, following the unanimous consent of Audit Committee, the Company entered into a letter agreement with WLES, L.P. an entity owned by Trent Voigt, that governs the distribution of any proceeds received in connection with the Direct Air matter (as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015). The letter Agreement provides that subject to certain exceptions, after each of the Company and WLES, L.P. receive out-of-pocket expenses and chargeback losses incurred subsequent to the consummation of the Completed Transactions and prior to the consummation of the Completed Transactions, respectively, each of the parties will share in any proceeds received pro rata.

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On May 6, 2015, the Company issued an unsecured promissory note to C. Nicholas Antich, the then President of ADC, and Carol A. Antich in the amount of $350,000 to satisfy the remaining balance of the $2.0 million deferred consideration in connection with the acquisition of ADC. The promissory note bears interest at an annual rate of 4% and matures on May 6, 2017, payable in two equal installments of $175,000, with the first paid on May 6, 2016 and the second due on May 6, 2017. Interest expense related to this promissory note was $3,600 for the three months ended March 31, 2016 and $9,500 for the fiscal year ended December 31, 2015. The Audit Committee reviewed and approved the terms of the promissory note to ensure that such terms were no less favorable to the Company than those that would be available with respect to such transactions from unaffiliated third-parties.

On December 22, 2015, the Company entered into a Securities Purchase Agreement (the “Insider Common Stock SPAs”) with each of certain investors, including Bipin C. Shah, Chairman and then Chief Executive Officer of the Company, Robert B. Palmer, a member of the Board and Chair of the Company’s Audit Committee, and Jonathan M. Lubert, a member of the Board. Pursuant to the Insider Common Stock SPAs, Messrs. Shah, Palmer and Lubert each agreed to purchase 20,000 shares, or an aggregate of 60,000 shares, of the Company’s common stock at a purchase price of $2.70 per share (a price greater than the closing bid price of the common stock on December 21, 2015, which was the last closing bid price preceding the Company’s execution of each of the Insider Common Stock SPAs), for aggregate consideration of $162,000, prior to issuance costs.

On January 15, 2016, the Company entered into unsecured promissory notes with each of Bipin C. Shah, the Company’s then-Chief Executive Officer, Jonathan M. Lubert, a member of the Board, and an affiliate of Flexpoint, in the amounts of $400,000, $500,000, and $1,050,000, respectively (the “Promissory Notes”). Amounts outstanding under the Promissory Notes accrue interest at a rate of 12% per annum and carry a default interest rate upon the occurrence of certain events of default, including failure to make payment under the applicable Promissory Note or a sale of the Company. Interest expense related to the Promissory Notes was $49,000 for the three months ended March 31, 2016. The notes mature on the earlier of July 31, 2016, as extended, or the occurrence of an event of a default that is not properly cured or waived. The proceeds of $1.95 million from the Promissory Notes were used as cash collateral to replace a maturing letter of credit in favor of Wells Fargo Bank, N.A., the Company’s debit and credit card processing operations primary sponsoring bank.

On April 11, 2016, the Company entered into Consent to Amendment of Promissory Note letter agreements with each of Messrs. Bipin C. Shah, Jonathan M. Lubert, and an affiliate of Flexpoint to extend until July 31, 2016 the maturity dates of the Promissory Notes.

Deadline for Stockholder Proposals

June 1, 2017 is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in JetPay’s Proxy Statement for JetPay’s 2017 Annual Meeting of Stockholders. If any stockholder proposal is submitted after June 1, 2017, the Proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2017 Annual Meeting without any discussion of the matter in the Proxy Statement for that meeting.

Stockholder Access Policy

Stockholders who wish to communicate with directors should do so by writing to the Company’s Secretary, Peter B. Davidson, at the Company’s offices at 1175 Lancaster Avenue, Suite 200, Berwyn, Pennsylvania 19312. The Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Board Committees or that he otherwise determines warrants the Board’s attention. Directors may at any time request copies of and review all correspondence received by the Company that is addressed to members of the Board. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Audit Committee.

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JetPay’s Annual Report

A copy of JetPay’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, with financial statements, but excluding exhibits, accompanies this Proxy Statement, but is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, JetPay will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-K. Direct all requests for copies of the above materials or directions to the Annual Meeting of Stockholders to Peter B. Davidson, Secretary, at the offices of JetPay set forth on page 1 of this Proxy Statement.

Householding of Proxy Materials

Certain stockholders who share the same address may receive only one copy of the Proxy Statement and JetPay’s 2015 Annual Report to Stockholders in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or ;may request a separate copy of the Proxy Statement or JetPay’s 2015 Annual Report to Stockholders, either by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting the Company by telephone at (484) 324-7982 or in writing at 1175 Lancaster Avenue, Suite 200, Berwyn, Pennsylvania 19312, Attention: Secretary. Stockholders who are requesting to commence or discontinue householding should provide their name, the name of their broker, bank or other record holder and their account information.

By Order of the Board of Directors,

/s/ Peter B. Davidson
Peter B. Davidson
Secretary

Berwyn, Pennsylvania

July 1, 2016

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APPENDIX A

JetPay Corporation

AMENDED AND RESTATED

2013 STOCK INCENTIVE PLAN

JetPay Corporation

AMENDED AND RESTATED

2013 STOCK INCENTIVE PLAN

ARTICLE I - ESTABLISHMENT AND PURPOSE

1.1.     Establishment and Purpose. JetPay Corporation (“JetPay” or the “Company”) hereby amends and restates the JetPay 2013 Stock Incentive Plan (the “2013 Plan” and, as amended and restated, the “Plan”), as set forth in this document. The purpose of the Plan is to attract and retain highly qualified individuals and to align the interests of key individuals with those of the stockholders of the Company. JetPay is committed to creating long-term stockholder value. JetPay’s compensation philosophy is based on a belief that JetPay can best create stockholder value if key employees, directors, and certain other individuals providing services to the Company are rewarded as business owners. JetPay believes that an equity stake through stock incentives effectively aligns employee and stockholder interests by motivating and rewarding long-term performance that will enhance stockholder value.

1.2.     Effectiveness and Term. The 2013 Plan became effective on July 31, 2013, when it was approved by the Company’s stockholders, and was amended by the Board on December 12, 2013. The Plan, as amended and restated, shall become effective as of August 2, 2016, subject to its approval by the holders of at least a majority of the shares of Common Stock present and entitled to vote at the 2016 annual meeting of the stockholders of the Company duly held in accordance with applicable law. The Plan, as amended and restated, shall not be adopted by the Company unless the foregoing condition is fulfilled. Unless terminated sooner by action of the Board pursuant to the provisions of Section 13.1, this Plan shall terminate on July 31, 2023 except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

ARTICLE II - DEFINITIONS

2.1.     “Affiliate” means a “parent corporation” or a “subsidiary corporation” of JetPay, as those terms are defined in sections 424(e) and (f) of the Code, respectively.

2.2.     “Award” means any award granted to a Participant pursuant to the provisions of the Plan in the form of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards, whether granted singly or in combination.

2.3.     “Award Agreement” means a written agreement between JetPay and a Participant that sets forth the terms, conditions, restrictions and limitations applicable to an Award.

2.4.     “Board” means the Board of Directors of JetPay.

2.5.     A “Change of Control” unless otherwise specified in an Award Agreement, shall be deemed to have taken place for purposes of the Plan, in each case to the extent such complies with the requirements of Treasury Regulation 1.409A-3(i)(5):

(a)       upon the consummation of any transaction or series of transactions under which JetPay is merged or consolidated with any other company and that results in the stockholders of JetPay immediately prior thereto owning voting securities immediately thereafter (either by the securities such stockholders owned immediately prior thereto remaining outstanding or by the securities such stockholders owned immediately prior thereto being converted into voting securities of the surviving entity) representing 50% or less of the combined voting power of the voting securities of JetPay, the acquiring entity or such surviving entity, as the case may be, outstanding immediately after such merger or consolidation;

(i)     in connection with which the stockholders of JetPay receive cash or publicly traded securities, or

(ii)    within 3 months prior to which or 12 months following which the applicable Participant’s employment with or service to the Company is terminated by the Company without Cause (as defined in the applicable Award Agreement);

(b)       if any person or group (as used in Section 13(d) of the Exchange Act) (other than JetPay, any trustee or other fiduciary holding securities under an employee benefit plan of JetPay, or any company owned, directly or indirectly, by the stockholders of JetPay in substantially the same proportions as their ownership of stock of JetPay) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of JetPay representing more than 50% of the shares of JetPay’s Common Stock then outstanding in a transaction or series of transactions;

(i)      in connection with which the stockholders of JetPay receive cash or publicly traded securities; or

(ii)     within 3 months prior to which or 12 month following which the applicable Participant’s employment with or service to the Company is terminated by the Company without Cause (as defined in the applicable Award Agreement); or

(c)       the complete liquidation of JetPay or the sale or disposition by JetPay of all or substantially all of JetPay’s assets, other than a liquidation of JetPay into a wholly-owned subsidiary.

2.6.     “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.

2.7.     “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board, each of whom is (i) a Non-Employee Director, (ii) an “outside director” within the meaning of such term as contained in applicable regulations interpreting section 162(m) of the Code and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Common Stock is traded, to the extent required by such rules. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or section 162(m) of the Code, such noncompliance with such requirements shall not affect the validity of Awards or other actions of the Committee.

2.8.     “Common Stock” means the common stock of JetPay, $.001 par value per share, or any stock or other securities of JetPay hereafter issued or issuable in substitution or exchange for the Common Stock.

2.9.     “Company” means JetPay and any Affiliate.

2.10.   “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of shares of Common Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by JetPay with respect to a share of Common Stock during the period such Award is outstanding.

2.11.   “Effective Date” means the date this Plan becomes effective as provided in Section 1.2.

2.12.   “Employee” means an individual, including an officer or director, who is employed by the Company, a Non-Employee Director or individual performing services for the Company who is treated for tax purposes as an independent contractor at the time of performance of the services.

2.13.   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.14.   “Fair Market Value” means (a) if the Common Stock is listed on a national securities exchange, the closing price per share on a given date; (b) if the Common Stock is traded on an exchange or market in which prices are reported in terms of bid and asked prices, the average of the closing bid and asked prices for a share on a given date; and (c) if the Common Stock is not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee in accordance with Section 409A of the Code.

2.15.   “Fiscal Year” means a calendar year beginning January 1 and ending on December 31 of each year.

2.16.   “Grant Date” means the date an Award is determined to be effective by the Committee upon the grant of such Award.

2.17.   “Incentive Stock Option” means an Option that is intended to meet the requirements of section 422(b) of the Code.

2.18.   “JetPay” means JetPay Corporation, a Delaware corporation, or any successors thereto.

2.19.   “Matching Restricted Stock” shall have the meaning given such term in Section 8.2.

2.20.   “Matching Restricted Stock Unit” shall have the meaning given such term in Section 9.2.

2.21.   “Non-Employee Director” means a “non-employee director” of JetPay, as defined in Rule 16b-3.

2.22.   “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23.   “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.

2.24.   “Participant” means an Employee, as defined above in section 2.12, that has provided bona fide services to the Company and has been granted an Award; provided, however, that Options under this Plan may not be issued in exchange for any services in connection with the offer or sale of securities in a capital-raising transaction or for the promotion or maintenance of a market for the Company’s securities.

2.25.   “Performance Award” means an Award granted to a Participant pursuant to Article XI to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of specified performance criteria.

2.26.   “Permitted Transferee” shall have the meaning given such term in Section 14.4.

2.27.   “Plan” means The JetPay Corporation 2013 Stock Incentive Plan, as in effect from time to time.

2.28.   “Purchased Restricted Stock” shall have the meaning given such term in Section 8.2.

2.29.   “Purchased Restricted Stock Unit” shall have the meaning given such term in Section 9.2.

2.30.   “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.

2.31.   “Restricted Period” means the period established by the Committee with respect to an Award of Restricted Stock during which the Award remains subject to forfeiture.

2.32.   “Restricted Stock” means a share of Common Stock granted to a Participant pursuant to Article VIII or Article IX that is subject to such terms, conditions, and restrictions as may be determined by the Committee.

2.33.   “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article X with respect to a share of Common Stock to receive upon exercise cash, Common Stock or a combination of cash and Common Stock, equal to the appreciation in value of a share of Common Stock during a specified period.

ARTICLE III - PLAN ADMINISTRATION

3.1.     Plan Administrator and Discretionary Authority. The Plan shall be administered by the Committee. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (iii) construe any ambiguous provision of the Plan or any Award Agreement; (iv) prescribe the form and content of Award Agreements; (v) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vi) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (vii) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (viii) determine whether Awards should be granted singly or in combination; (ix) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (x) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xi) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period; (xii) select the Participants to whom Awards may be granted from time to time under the Plan; (xiii) determine the type or types of Awards to be granted to each Participant under the Plan; (xiv) determine the number of shares of Common Stock (or dollar value) of each Award granted under the Plan; (xv) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property; and (xvi) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan. The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation in, and the terms of Awards granted under, the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives. In the case of an Award intended to be eligible for the performance-based compensation exemption under Section 162(m) of the Code, the Committee shall exercise its discretion consistent with qualifying the Award for such exemption.

3.2.     Liability; Indemnification. No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by JetPay with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

ARTICLE IV - SHARES SUBJECT TO THE PLAN

4.1.     Available Shares.

(a)      Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall be 3,000,000 shares of Common Stock.

(b)      Subject to adjustment as provided in Section 4.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any calendar year with respect to more than 300,000 Shares and (ii) Restricted Stock Awards, Restricted Stock Unit Awards and/or Performance Awards during any calendar year that are intended to comply with the performance-based exception under Code Section 162(m) covering more than 100,000 Shares in any calendar year. Subject to the limitations of Section 11.3, during any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than $200,000 may be earned; provided, however, that such amount shall be increased to $300,000 for grants that have a multi-year Performance Period. Each of the limitations in this section shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section 4.1.

(c)      Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any director of the Company during any single calendar year shall not exceed $20,000.

(d)      Solely for purposes of determining whether shares of Common Stock are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 200,000 Shares, subject to adjustment as provided in Section 4.2.

(e)      Shares of Common Stock issued pursuant to the Plan may be original issue or treasury shares or a combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine.

4.2.     Adjustments for Recapitalizations and Reorganizations.

(a)      The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, JetPay shall effect a split, subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock in the form of Common Stock without receipt of consideration by JetPay, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and, if applicable, the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and, if applicable, the exercise price per share shall be proportionately increased.

(b)      If JetPay recapitalizes or otherwise changes its capital structure, thereafter upon any exercise, of an Award theretofore granted the Participant shall be entitled to purchase under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

(c)      In the event of changes in the outstanding Common Stock by reason of a reorganization, merger, consolidation, combination, separation (including a spin-off or other distribution of stock or property, other than a non-extraordinary cash dividend), exchange, or other relevant change in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 4.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to (in accordance with Sections 409A and 424 of the Code, as applicable) (i) adjustment by the Committee in its sole discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock, or (ii) in the case of a Change of Control transaction, if approved by the Committee in its sole discretion, replacement with a comparable Award pursuant to Article XII.

(d)      In the event of any changes in the outstanding Common Stock provided for in this Section 4.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Committee, whose determination shall be conclusive.

4.3.     Adjustments for Awards. The Committee shall have sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

(a)      Options and Restricted Stock. The grant of Options or, Restricted Stock shall reduce the number of shares of Common Stock available for grant of Awards under the Plan by the number of shares of Common Stock subject to such an Award.

(b)      SARs. The grant of SARs that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon the exercise of SARs, the excess of the number of shares of Common Stock with respect to which the Award is exercised over the number of shares of Common Stock issued upon exercise of the Award shall not again be available for future grant of Awards under the Plan. The grant of SARs that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(c)      Restricted Stock Units. The grant of Restricted Stock Units (including those credited to a Participant in respect of a Dividend Unit Right) that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon settlement of the Award, the excess, if any, of the number of shares of Common Stock that had been subject to such Award over the number of shares of Common Stock issued upon its settlement shall not again be available for future grant of Awards under the Plan. The grant of Restricted Stock Units that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(d)      Cancellation, Forfeiture and Termination. If any Award referred to in Sections 4.3(a), (b), or (c) is canceled or forfeited, or terminates, expires or lapses, for any reason, without the issuances of the shares covered by such Award, such shares then subject to such Award shall again be available for grant of Awards under the Plan.

(e)      Payment of Exercise Price and Withholding Taxes. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall not be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, or payment of an Award, or shares of Common Stock that would be acquired upon exercise, or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall not be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE V - ELIGIBILITY

The Committee shall select Participants from those Employees, directors and other individuals providing services to the Company that, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Plan and the administrative guidelines and regulations, if any, established by the Committee.

ARTICLE VI - FORM OF AWARDS

6.1.     Form of Awards. Awards may be granted under the Plan, in the Committee’s sole discretion, in the form of Stock Options pursuant to Article VII, Restricted Stock pursuant to Article VIII, Restricted Stock Units pursuant to Article IX, SARs pursuant to Article X, Performance Awards pursuant to Article XI, or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure than an Award constitutes “qualified performance based compensation” within the meaning of section 162(m) of the Code and the regulations thereunder. Awards need not be uniform. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

6.2.     No Repricing. Except for adjustments made pursuant to Section 4.2, the exercise price for any outstanding Option or SAR shall not be decreased after the Grant Date, nor may any outstanding Option or SAR be repurchased by JetPay or surrendered to JetPay as consideration for the grant of a new Option with a lower exercise price without the approval of a majority of the stockholders of JetPay.

6.3.     No Reload Rights. Options shall not contain any provision entitling the Participant to an automatic grant of additional Options in connection with any exercise of the original Option.

ARTICLE VII - STOCK OPTIONS

7.1.     General. Awards may be granted in the form of Stock Options that may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees, excluding Non-Employee Directors or non-employee individuals providing consulting services for the Company.

7.2.     Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than ten (10) years after the Grant Date.

7.3.     Restrictions Relating to Incentive Stock Options. Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with section 422(b) of the Code. To the extent the aggregate Fair Market Value (determined as of the times the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of JetPay and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of JetPay or an Affiliate, within the meaning of section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.

7.4.     Additional Terms and Conditions. The Committee shall determine the time or times at which an Option will vest and become exercisable, except as provided in Article XII. At the time of an Award, the Committee may, in its sole discretion, prescribe the terms, conditions, restrictions and limitations applicable to the Option, including without limitation rules pertaining to the termination of employment or service (by reason of cause, death, permanent and total disability, or otherwise) of a Participant prior to exercise of the Option, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

7.5.     Exercise of Options.

(a)      Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to JetPay, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

(b)      Upon exercise of an Option, the exercise price of the Option shall be payable to JetPay in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired non-forfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above. A Participant who is subject to Section 16 of the Exchange Act may direct the Company to withhold shares of Common Stock otherwise to be delivered upon the issuance or exercise of an Award in order to pay the exercise price and/or withholding taxes due on such Award, as applicable.

(c)      As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, JetPay shall (i) deliver to the Participant, in the Participant’s name or the name of the Participant’s designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option, or (ii) cause to be issued in the Participant’s name or the name of the Participant’s designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.

ARTICLE VIII - RESTRICTED STOCK

8.1.     General. Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award and restrictions under applicable Federal or State securities laws. A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 8.2.

8.2.     Purchased Restricted Stock and Matching Restricted Stock. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock (“Purchased Restricted Stock”) which amount may be less than the Fair Market Value on the Grant Date. The Committee may also require a Participant to purchase at Fair Market Value, and/or retain at all times during the Restricted Period, a specified number of shares of Common Stock in order to receive an equal number of shares of Restricted Stock (“Matching Restricted Stock”). In the case of any shares of Common Stock purchased with respect to an Award of Matching Restricted Stock, the Participant may be required to deposit the certificates evidencing the purchased shares of Common Stock with the Company during the Restricted Period.

8.3.     Restricted Period. At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee.

8.4.     Other Terms and Conditions. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Restricted Stock awarded to a Participant under the Plan shall be registered in the name of the Participant or, at the option of the Committee, in the name of a nominee of the Company, and shall be issued in book-entry form or represented by a stock certificate. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon to the extent of that portion of the Restricted Stock for which the Restricted Period has lapsed (“un-restricted portion”), and to vote the stock and to enjoy all other stockholder rights with respect thereto to the extent of the un-restricted portion, except that (i) the Company shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, cause or otherwise) of a Participant prior to expiration of the Restricted Period.

8.5.     Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of the Company or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article XII, become subject to the restrictions applicable to such Restricted Stock. Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.

ARTICLE IX - RESTRICTED STOCK UNITS

9.1.     General. Awards may be granted in the form of Restricted Stock Units in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock Units as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which a Restricted Stock Unit may become vested or be forfeited, and providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award. Upon the lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement. A Participant shall not be required to make any payment for Restricted Stock Units unless required by the Committee pursuant to Section 9.2.

9.2.     Purchased Restricted Stock Units and Matching Restricted Stock Units. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each Restricted Stock Unit (“Purchased Restricted Stock Unit”); provided, however, that such purchase price may not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. In addition, the Committee may require a Participant to retain at all times during the Restricted Period, a specified number of shares of Common Stock in order to receive an equal number of Restricted Stock Units (“Matching Restricted Stock Units”). In the case of any shares of Common Stock purchased with respect to an Award of Matching Restricted Stock Units, the Participant may be required to deposit the certificates evidencing the purchased shares of Common Stock with JetPay during the Restricted Period.

9.3.     Restricted Period. At the time an Award of Restricted Stock Units is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may have a different Restricted Period in the sole discretion of the Committee; provided, however, that the Restricted Period shall be for a minimum of three years unless the Restricted Stock Units are subject to specified performance goals as part of a Performance Award, or were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, or as an inducement to become an Employee, or as payment of previously earned compensation.

9.4.     Cash Dividend Rights and Dividend Unit Rights. To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may include a tandem Cash Dividend Right or Dividend Unit Right grant. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Committee), or be subject to such other provisions or restrictions as determined by the Committee in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Committee in its sole discretion.

9.5.     Other Terms and Conditions. At the time of an Award of Restricted Stock Units, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock Units, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, cause, or otherwise) of a Participant prior to expiration of the Restricted Period.

ARTICLE X - STOCK APPRECIATION RIGHTS

10.1.   General. The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine. SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee. Except as provided in Article XII, SARs shall not vest in whole or in part sooner than one year after the Grant Date unless:

(a)       the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, or

(b)      the SARs were granted to a Participant as an inducement to become an Employee.

grant price of SARs shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company. The term of each SAR shall be as specified by the Committee; provided, however, that no SARs shall be exercisable later than ten years after the Grant Date. At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, cause, or otherwise) of a Participant prior to exercise of the SARs, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

10.2.   Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to JetPay, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised. Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate grant price of such shares. Such amount shall be payable to the Participant in cash or in shares of Common Stock, as provided in the Award Agreement.

ARTICLE XI - PERFORMANCE AWARDS

11.1.   General. Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock, or a combination of both, in such amounts and at such times as the Committee shall determine. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.

11.2.   Terms and Conditions. Each Award Agreement embodying a Performance Award shall set forth (i) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (ii) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, (v) restrictions on the transferability of the Award, and (vi) such other terms and conditions as the Committee may determine that are not inconsistent with the Plan.

11.3.   Code Section 162(m) Requirements. The Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for “performance-based compensation” under section 162(m) of the Code (the “162(m) Requirements”). The performance criteria for any Performance Award that is intended to satisfy the 162(m) Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in Section 11.4 not later than the earlier of 90 days after commencement of the performance period with respect to such Award and the expiration of 25% of the performance period with respect to such award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time. The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to a Fiscal Year that are intended to satisfy the 162(m) Requirements shall be in an amount not to exceed the limits imposed by the 162(m) Requirements; provided, however, that such maximum amount with respect to a Performance Award that provides for a performance period longer than one Fiscal Year shall be the foregoing limit multiplied by the number of full Fiscal Years in the performance period. At the time of the grant of a Performance Award and to the extent permitted under Code section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences. Any allowable adjustments to performance measurement goals shall be determined by the committee at the time the performance award is granted and should be documented in the award document at the time of issuance.

11.4.   Performance Goals. The performance measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services, and may consist of one or more or any combination of the following criteria: (i) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (ii) return on equity, (iii) return on assets, (iv) revenues, (v) sales, (vi) expenses or expense levels, (vii) one or more operating ratios, (viii) stock price, (ix) stockholder return, (x) market share, (xi) cash flow, (xii) new product development, (xiii) capital expenditures, (xiv) net borrowing, debt leverage levels, credit quality or debt ratings, (xv) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, (xvi) net asset value per share, and (xvii) economic value added. The performance goals based on these performance measures may be made relative to the performance of other business entities.

11.5.   Certification and Negative Discretion. Prior to the payment of any compensation pursuant to a Performance Award that is intended to satisfy the 162(m) Requirements, the Committee shall certify the extent to which the performance goals and other material terms of the Award have been achieved or satisfied. The Committee in its sole discretion shall have the authority to reduce, but not to increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a Performance Award.

ARTICLE XII - CHANGE OF CONTROL

Except as provided otherwise below in this Article or in an Award Agreement, upon any Change of Control, any time periods, conditions or contingencies relating to the exercise of any Award shall be automatically accelerated or waived so that the Award may be exercised at the time of the occurrence of the Change of Control (the “Change Effective Time”). Notwithstanding the foregoing, no such accelerated vesting or settlement shall occur with respect to any Award that is treated as “non-qualified deferred compensation” within the meaning of Section 409A of the Code if such accelerated vesting or settlement would violate the requirements of Section 409A of the Code. However, in the case of the events described in clauses (a) and (d) of the definition of a Change of Control in this Plan, each Award requiring exercise that is not exercised at the Change Effective Time shall lapse and all rights thereunder shall be forfeited immediately after the Change Effective Time, if the Participant holding such Award has received written notice at least 5 days prior to the Change Effective Time of his right to exercise the Award at the Change Effective Time and does not so exercise.

Notwithstanding the prior paragraph above, in the event all outstanding Awards are replaced as of the Change Effective Time by comparable types of awards of greater or at least substantially equivalent value, as determined by the Committee in its sole discretion, no such automatic acceleration or waiver (and corresponding lapse and forfeiture of Awards as provided in the paragraph above) shall occur except to the extent the Committee, in its sole discretion, provides for such acceleration, waiver, lapse or forfeiture with respect to any Award or unless such acceleration, waiver, lapse or forfeiture is expressly provided for in connection with such replacement.

ARTICLE XIII - AMENDMENT AND TERMINATION

13.1.   Plan Amendment and Termination. The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by a majority of the stockholders of JetPay if (i) such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan, or (ii) such approval is otherwise required by or necessary to comply with applicable law, including the rules of any applicable stock exchange. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award.

13.2.   Award Amendment and Cancellation. The Committee may amend the terms of any outstanding Award granted pursuant to the Plan, but no such amendment shall adversely affect in any material way the Participant’s (or a Permitted Transferee’s) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award.

13.3.   Performance-Based Compensation. In the case of an outstanding Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall not, without the approval of a majority of the stockholders of JetPay, amend the Plan or the Award in a manner that would adversely affect the Award’s continued eligibility for the performance-based compensation exemption under section 162(m) of the Code.

ARTICLE XIV - MISCELLANEOUS

14.1.   Award Agreements. After the Committee grants an Award under the Plan to a Participant, JetPay and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

14.2.   Listing; Suspension. As long as the Common Stock of the Company is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. If at any time counsel to JetPay or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on JetPay or its Affiliates under the laws of any applicable jurisdiction, JetPay or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on JetPay or its Affiliates. Upon termination of any period of suspension under this Section, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.

14.3.   Additional Conditions. Notwithstanding anything in the Plan to the contrary: (i) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to JetPay a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (ii) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer, and (iii) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

14.4.   Transferability. No Award shall be subject to execution, attachment or similar process. No Award may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. If provided in the Award Agreement, such Award may be transferred by a Participant to a Permitted Transferee. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative. For purposes of the Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) any person sharing the Participant’s household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and (vi) any transferee permitted under applicable securities and tax laws as determined by counsel to JetPay. In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

14.5.   Withholding Taxes. The Company shall deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. Alternatively, the Company may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan. In accordance with any applicable administrative guidelines it establishes, in its discretion the Committee may, but shall not be obligated to, allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied. A Participant who is subject to Section 16 of the Exchange Act may direct the Company to withhold shares of Common Stock otherwise to be delivered upon the issuance or exercise of an Award in order to pay the exercise price and/or withholding taxes due on such Award, as applicable.

14.6.   No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.

14.7.   Notices. All notices required or permitted to be given or made under the Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when a receipt is received. JetPay or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his or her address as set forth in the records of the Company or (ii) to JetPay at the principal executive offices of JetPay clearly marked “Attention: Secretary.”

14.8.   Binding Effect. The obligations of JetPay under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of JetPay, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of JetPay. The terms and conditions of the Plan shall be binding upon each Participant and his or her Permitted Transferees, heirs, legatees, distributees and legal representatives.

14.9.   Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

14.10. No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent JetPay or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by JetPay or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against JetPay or any Affiliate as a result of such action. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company except as may be determined by the Committee or by the Board (or as may be required by the terms of such plan).

14.11. Governing Law. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Delaware except as superseded by applicable federal law.

14.12. No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of JetPay as a result of participation in the Plan until the date of issuance of Common Stock in his or her name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts (within the meaning of Revenue Procedure 92-65) or other arrangements to meet the obligations created under the Plan to deliver the shares of Common Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements shall be consistent with the unfunded status of the Plan.

14.13. Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by JetPay or the Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by JetPay or the Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

14.14. No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including without limitation JetPay and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan. The Plan is intended to comply with or be exempt from Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that is intended to comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code may be amended to comply with Section 409A of the Code. Notwithstanding the foregoing, the Company is not obligated to modify the Plan and there is no guarantee that any payments will be exempt from taxes, interest and penalties under Section 409A of the Code. Notwithstanding anything herein to the contrary, in no event shall the Company be liable for the payment of any taxes, interest and or penalties owed by the Participant pursuant to Section 409A of the Code in the event that the Plan and/or any Award does not comply with and/or is not exempt from Section 409A of the Code. In the event that a Participant is a “specified employee” within the meaning of Section 409A of the Code, and a payment or benefit provided for under the Plan would be subject to additional tax under Section 409A of the Code if such payment or benefit is paid within six (6) months after such Participant’s “separation from service” (as defined under Section 409A of the Code), then such payment or benefit shall not be paid (or commence) during the six (6) month period immediately following such Participant’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Section 409A of the Code shall instead be paid to the Participant in a lump-sum cash payment, without interest, on the earlier of (i) the first business day following the six (6) month anniversary of such Participant’s separation from service or (ii) the tenth business day following such Participant’s death.

14.15. Continued Employment or Service. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment or service at any time, with or without cause. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of JetPay or an Affiliate to the Participant.

14.16. Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements under the securities laws, the Company will recover from any Participant who is a current or former executive officer of the Company who received any incentive-based compensation Award (including Stock Options that vest based on a performance measurement or goal) during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid based on financial incentive goals to the Participant under the accounting restatement. If a Participant, without the consent of the Company, while employed by or providing services to the Company or after termination of such employment or service, violates any non-competition, non-solicitation or non-disclosure covenant or agreement between such Participant and the Company, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled for no consideration and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or shares of Common Stock or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the employment or other service of the Participant and for one year thereafter or such other time period specified in the Award Agreement.

14.17. Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Common Stock is listed, such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or impermissible and the maximum payment or benefit that would not be unlawful, invalid or impermissible may be made or provided under the Plan.

IN WITNESS WHEREOF, this Plan has been executed as of the Effective Date.

JetPay Corporation

By:	/s/ Diane (Voigt) Faro
Diane (Vogt) Faro
Chief Executive Officer

Fitch Proof 85947 JetPay Proxy Card Back

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JetPay Corporation

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT AS DESCRIBED WITHIN THIS PROXY CARD.

(Continued, and to be marked, dated and signed, on the other side)

85947_REV2_JetPay_PROXY-CARD.indd 2 6/29/16 4:21 PM